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                                                                    Exhibit 10.7


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of February 18, 2003 is between Infinity Property and Casualty Corporation, an Ohio corporation (the "Corporation"), and American Financial Group, Inc., an Ohio corporation ("AFG").

                                    RECITALS

         A. The Corporation and AFG are parties to a Formation and Separation Agreement dated as of December 31, 2002 relating to the formation of the Corporation.

         B. The Corporation will effect an initial public offering of certain shares of common stock beneficially owned by AFG pursuant to a Registration Statement on Form S-1 (the "Public Offering").

         C. After the completion of the Public Offering, AFG will beneficially own approximately 39% (approximately 30% if the over-allotment option granted to the underwriters in the Public Offering is exercised in full) of the outstanding common stock of the Corporation.

         D. The Corporation has agreed to provide the registration rights specified in this Agreement to AFG, its affiliates and holders of the Registrable Shares (as defined below) following the Public Offering, and the Corporation and AFG are entering into this Agreement to set forth the terms and conditions applicable to the grant and exercise of such registration rights.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained therein and herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Corporation and AFG hereby agree as follows:

         1. Definitions. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this Agreement:

         "AFG Entity" means American Financial Group, Inc., an Ohio corporation, and any and all Subsidiaries of American Financial Group, Inc.

         "Board" means the board of directors of the Corporation.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the common stock, without par value, of the Corporation.

         "Demand Registration" has the meaning set forth in Section 2(b) hereof.

         "Effective Period" means the period beginning on the Shelf Effective Date and ending on the earlier of (1) 36 months after the Shelf Effective Date or (2) the date that the Holders have received an opinion of counsel to the Corporation that the Holders can sell all of their Registrable


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Shares pursuant to Rule 144 promulgated under the Securities Act without regard to the volume limitations contained in paragraph (e) of such Rule.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holders" means the AFG Entities that hold Registrable Shares and their respective successors or assigns contemplated by Section 13 hereof.

         "Long-Form Demand Registration" has the meaning set forth in Section 2(a) hereof.

         "Person" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

         "Piggyback Registration" has the meaning set forth in Section 3(a) hereof.

         "Registrable Shares" means, at any time, the shares of Common Stock owned by the AFG Entities and shares of Common Stock transferred by the AFG Entities as contemplated by Section 13.

         "Registration Expenses" has the meaning ascribed to it in Section 6 of this Agreement.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shelf Effective Date" means the date that the Shelf Registration Statement is declared effective by the Commission.

         "Shelf Registration Statement" has the meaning set forth in Section 2(b) hereof.

         "Subsidiary" means any Person of which securities or other ownership interests representing 50% or more of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by the Corporation or one or more Subsidiaries of the Corporation or by the Corporation and one or more Subsidiaries of the Corporation.

         "Target Effective Date" means the date that is ninety (90) days after the Target Filing Date.

         "Target Filing Date" means the first anniversary of the completion of the Public Offering.

         2. Demand Registrations.

            (a) Long-Form Registrations. Subject to the terms of this Agreement, AFG may, at any time beginning six (6) months after the completion of the Public Offering, request registration under the Securities Act on Form S-1, Form S-2 or any similar long-form registration, of Registrable Shares with an expected aggregate price to the public of at least $5,000,000. A registration requested pursuant to this Section 2(a) is referred to as a "Long-Form Demand Registration." The Corporation is required to effect no more than one Long-Form Demand Registration.





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            (b) Short-Form Registration. The Corporation shall prepare and file with the Commission no later than the Target Filing Date, a "shelf registration statement" on the appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, covering all of the Registrable Shares then owned by the Holders (the "Shelf Registration Statement," and collectively with the Long-Form Demand Registration, the "Demand Registrations"). The Corporation will use its best efforts to have the Shelf Registration Statement declared effective on or before the Target Effective Date and to keep such Shelf Registration Statement continuously effective for the Effective Period (or such shorter period which will terminate when all Registrable Securities covered by such Shelf Registration Statement have been sold or withdrawn, but not prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable). The Corporation further agrees, if necessary, to supplement or amend the Shelf Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Corporation for such Shelf Registration Statement or by the Securities Act or as reasonably requested (which request shall result in the filing of a supplement or amendment) by any Holder of Registrable Securities to which such Shelf Registration Statement relates, and the Corporation agrees to furnish to the Holders, Holder's counsel and any managing underwriter copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

                  (i) The Corporation may require each Holder of Registrable
            Securities to which such Shelf Registration Statement relates to furnish to the Corporation, upon reasonable notice, such information concerning the Holder and the distribution of the Registrable Securities as the Corporation may from time to time reasonably request, upon reasonable notice.

                  (ii) The Corporation shall not be deemed to have satisfied its obligations under Section 2(b) until the Shelf Registration Statement has been declared effective by the Commission and the Corporation has complied in all material respects with its obligations under this Agreement with respect thereto (including keeping the Shelf Registration Statement effective for the Effective Period), provided, however, that if after it has been declared effective, the offering of Registrable Shares pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference until the offering of Registrable Shares pursuant to such Shelf Registration Statement may legally resume and the period of time during which sales under the Shelf Registration Statement were suspended shall be added to the Effective Period. If a registration requested pursuant to this Section 2(b) is deemed not to have been effected, then the Corporation shall continue to be obligated to effect a registration pursuant to this Section 2(b).

             (c) If the Holders so elect, the offering of Registrable Shares pursuant to a Demand Registration shall be in the form of an underwritten offering If they so elect, the Holders participating in such Demand Registration shall select one or more nationally recognized firms of investment bankers reasonably satisfactory to the Corporation to act as the book-running



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managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

      (d) Priority on Demand Registrations. If a Demand Registration is an underwritten public offering and the managing underwriters advise the Corporation in writing that, in their opinion, the inclusion of the number of Registrable Shares and other securities requested to be included in such offering creates a substantial risk that the price per share of Common Stock will be reduced, the Corporation will include in such Registration, prior to the inclusion of any securities which are not Registrable Shares, the number of Registrable Shares requested to be included which in the opinion of such underwriters can be sold in such offering without creating such a risk, allocated among the participating Holders as designated by AFG.

      (e) Restrictions on Registrations. The Corporation may postpone for a reasonable period not to exceed ninety (90) days the filing or the effectiveness of a registration statement for a Demand Registration if the Corporation shall furnish to AFG a certificate signed by the Corporation's Chief Executive Officer stating that the Board has determined reasonably and in good faith that such filing would require a disclosure of a material fact concerning the Corporation (which the Corporation is not otherwise required to disclose) that would have a material adverse effect on the Corporation or adversely affect any plan by the Corporation or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or capital stock or other securities of any other entity, or any financing, acquisition, reorganization, merger, consolidation, tender offer or other significant transaction; provided, that the right to postpone may not be exercised for more than 120 days in any 12-month period. The Corporation will not include in any Demand Registration, that is an underwritten offering, any securities which are not Registrable Shares without the written consent of the Holder or Holders of a majority of the Registrable Shares to be included in such registration.

    3. Piggyback Registrations.

      (a) Right to Piggyback. Whenever securities of the Corporation are to be registered under the Securities Act (other than pursuant to a Demand Registration and other than pursuant to a registration statement on Form S-4 or Form S-8 or successor forms) and the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice (and in any event within three (3) business days after its receipt of notice of any exercise of demand registration rights by holders of the Corporation's securities other than the Registrable Shares and at least twenty (20) days prior to the filing of any registration statement) to AFG of its intention to effect such a registration and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 10 days after the Corporation's notice has been given. If a Holder desires to include such Holder's Registrable Shares in a Piggyback Registration that is an underwritten offering, such Holder shall, as a condition to including such Holder's Registrable Shares, enter into an underwriting agreement containing customary terms and conditions, including customary representations and indemnities.

      (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters



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advise the Corporation that in their opinion the number of securities requested to be included in such offering in the registration creates a substantial risk that the price per share of Common Stock will be reduced in such offering, the Corporation will include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the Registrable Shares requested to be included in such registration, allocated among the participating Holders as designated by AFG, and (iii) third, other securities requested to be included in such registration.

             (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation's securities (an "Initiating Securityholder"), and the managing underwriters advise the Corporation that in their opinion the inclusion of the number of securities requested to be included in such offering creates a substantial risk that the price per share of Common Stock will be reduced in such offering, the Corporation will include in such registration (i) first, the Registrable Shares requested to be included in such registration, allocated among the participating Holders as designated by AFG, and (ii) second, the securities to be offered by the Initiating Securityholder and the Corporation in such amounts as agreed upon between the Initiating Securityholder and the Corporation.

             (d) Other Registrations. If the Corporation has previously filed a registration statement which includes Registrable Shares pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8 or successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of ninety (90) days has elapsed from the effective date of such previous registration, without the prior consent of AFG.

        4. Holdback Agreements. The Corporation agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the ninety (90) day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to a registration on Form S-4 or Form S-8 or successor forms), unless the underwriters managing the registered public offering otherwise agree and
(ii) if requested by the underwriters managing the registered public offering, to use its best efforts to cause each other holder of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time (other than in a registered public offering) to agree not to effect any public sale of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

        5. Registration Procedures.

             (a) Whenever AFG has requested that any Registrable Shares be registered pursuant to the terms of this Agreement, the Corporation will use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as possible:



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            (i) prepare and file with the Commission a registration statement on the appropriate form with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective as soon as practicable after such filing;

            (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as the Registrable Shares registered thereunder have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement, but in no event for a period in excess of nine (9) months provided that, at least five (5) business days prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, excluding documents incorporated by reference after the initial filing of the Registration Statement, the Corporation shall furnish to the Holders of the Registrable Shares covered by such Registration Statement (the "Selling Holders"), Holders' counsel and the underwriters, if any, draft copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders' counsel and the underwriters, if any, and the Corporation will not, unless required by law, file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which Holders of at least a majority of the Registrable Shares (the "Objecting Party") shall reasonably object, pursuant to notice given to the Corporation prior to the filing of such amendment or supplement (the "Objection Notice") and no later than five (5) business days after receipt of the documents to which the Objection Notice relates. The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise. The Corporation shall have five (5) business days after receipt of the Objection Notice to correct such deficiencies to the satisfaction of the Objecting Party, and will notify each Selling Holder of any stop order issued or threatened by the Commission in connection therewith and shall use its best efforts to prevent the entry of such stop order or to remove it at the earliest possible moment if entered;

            (iii) furnish to each seller of such Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

            (iv) use its best efforts to register or qualify such Registrable Shares under such other securities laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be necessary or desirable to enable such seller to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by such seller (provided, however, that the Corporation will not be required to qualify generally to do business in any jurisdiction where it would not


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      otherwise be required to qualify but for this subparagraph or consent to general service of process in any such jurisdiction);

            (v) cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed;

            (vi) enter into customary agreements (including underwriting agreements) and take all such other actions as AFG or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

            (vii) make available for inspection by AFG, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent designated by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

            (viii) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

            (ix) notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

            (x) prepare and file with the Commission, promptly upon the request of AFG, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel selected by AFG, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Shares by AFG;

            (xi) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

            (xii) at the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement a customary opinion of counsel, addressed to the underwriters and AFG, covering such matters as such underwriters and sellers may reasonably request.


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             (b) The Corporation may require AFG to furnish to the Corporation such information regarding the distribution of such securities and such other information relating to AFG and the AFG Entities, if applicable, participating in such distribution, and the ownership by AFG and the AFG Entities, if applicable, of Registrable Shares as the Corporation may from time to time reasonably request in writing. AFG agrees to furnish such information to the Corporation and to cooperate with the Corporation as reasonably necessary to enable the Corporation to comply with the provisions of this Agreement.

        6. Registration Expenses. All expenses incident to the Corporation's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with federal, state and foreign securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation and the expenses and fees for listing the securities to be registered on each securities exchange. The Holders shall pay the fees and disbursements of their counsel in connection with any registration under this Agreement.

        7. Indemnification.

             (a) The Corporation agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Shares, its officers and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) from and against all losses, claims, damages, liabilities and expenses (including, but not limited to, reasonable attorneys' fees except as limited by Section 7(c)) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Corporation of any Federal or state securities laws, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such seller expressly for use therein or by such seller's failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Corporation has furnished such seller with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Shares. The reimbursements required by this Section 7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

             (b) In connection with any registration statement in which a seller of Registrable Shares is participating, each seller will furnish to the Corporation in writing such


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information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act or the Exchange Act) from and against any losses, claims, damages, liabilities and expenses (including, but not limited to, reasonable attorneys' fees except as limited by Section 7(c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such seller; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to the number of Registrable Shares sold by each such seller divided by the total number of Registrable Shares included in such registration statement, and provided further that such liability will be limited to, in any event, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.

             (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without the indemnifying party's consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim.

             (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the fullest extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the matters that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement of omission; provided, that in no event shall the amounts payable in indemnity by a Holder under Section 7 exceed the net proceeds received by such Holder in the registered


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offering out of which such indemnification arises. No party guilty of fraudulent misrepresentation under Section 11(f) of the Securities Act shall be entitled to contribution under this Section 7(d).

             (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten pubic offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

             (f) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

        8. Compliance with Rule 144. At any time and from time to time after the Corporation has a class of securities registered under Section 12 of the Exchange Act, the Corporation will (i) make available to the public and such holders such information as will enable the Holders to make sales pursuant to Rule 144 promulgated under the Securities Act, and (ii) file with the Commission in a timely manner all reports and other documents required of the Corporation under the Exchange Act.

        9. Underwritten Registrations. AFG agrees, on its behalf and on behalf of the AFG Entities, that, in connection with any underwritten offering, AFG will (a) sell its Registrable Shares on the basis provided in any underwriting arrangements approved by AFG and (b) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. AFG will have the right to select the managing underwriters to administer any offering of the Corporation's securities in which the Corporation does not participate, subject to the prior approval of the Corporation, which approval shall not be unreasonably withheld, and the Corporation will have the right to select the managing underwriters in any offering in which it does participate.

        10. Adjustments Affecting Registrable Shares. The Corporation will not knowingly take any action, or knowingly permit any change to occur, with respect to its securities which would materially adversely affect the ability of AFG to include Registrable Shares in a registration undertaken pursuant to this Agreement or which would materially adversely affect the marketability of such Registrable Shares in any such registration.

        11. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

        12. Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and AFG. Any waiver, permit, consent or approval of any kind or


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character on the part of any such holders of any provision or condition of this
Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

         13. Successors and Assigns. The rights to cause the Corporation to register Registrable Securities granted pursuant to this Agreement may be transferred or assigned by any Holder to a transferee or assignee, provided, however, that the transferee or assignee of such rights, other than an AFG Entity, assumes the obligations of such transferor or assignor, as the case may be, under this Agreement and that such transferee or assignee executes and delivers a copy of this Agreement to the Company.

         14. Entire Agreement. This Agreement constitutes the entire agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

         15. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         16. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

         17. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally, or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon receipt, if delivered personally, or mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

         If to the Corporation, to:

                  Infinity Property and Casualty Corporation
                  2204 Lakeshore Drive
                  Birmingham, Alabama 35209
                  Attention:  General Counsel

         If to AFG, to:

                  American Financial Group, Inc.
                  One East Fourth Street
                  Cincinnati, Ohio   45202
                  Attention: James C. Kennedy, Vice President and Deputy
                             General Counsel

         If to successors or assigns of AFG as permitted under Section 13, to the addresses set forth on the stock record books of the Corporation.



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

         18. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Ohio applicable to contracts made and to be performed in that state.

         19. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Corporation.

         [The remainder of this page has been intentionally left blank. Signature pages follow.]



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


         IN WITNESS WHEREOF, the parties hereto have executed this Registration Agreement on the date first set forth above.

                             INFINITY PROPERTY AND CASUALTY CORPORATION

                             By:   /s/ Samuel J. Simon
                                ---------------------------------------------
                             Name: Samuel J. Simon
                             Title: Senior Vice President, General Counsel and
                                    Secretary

                             AMERICAN FINANCIAL GROUP, INC.

                             By:   /s/ James C. Kennedy
                                ---------------------------------------------
                             Name: James C. Kennedy
                             Title: Senior Vice President, General Counsel and
                                    Secretary



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